September 1, 2021

BNY MELLON INVESTMENT FUNDS IV, INC.

- BNY Mellon Bond Market Index Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Nancy Rogers, CFA, and Stephanie Shu, CFA are the fund's primary portfolio managers, positions they have held since February 2010 and October 2015, respectively. Ms. Rogers is a managing director and Head of Fixed Income Index portfolio management at Mellon Investments Corporation (Mellon), an affiliate of BNYM Investment Adviser. Ms. Shu is a managing director and senior portfolio manager at Mellon. Ms. Rogers and Ms. Shu are also employees of BNYM Investment Adviser.

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The following information supersedes and replaces the information in the third paragraph in the section "Fund Details – Management" in the prospectus:

Nancy Rogers, CFA, and Stephanie Shu, CFA are the fund's primary portfolio managers, positions they have held since February 2010 and October 2015, respectively. Ms. Rogers and Ms. Shu are employees of BNYM Investment Adviser and Mellon Investments Corporation, an affiliate of BNYM Investment Adviser, and are jointly and primarily responsible for managing the fund's portfolio. Ms. Rogers is a managing director and Head of Fixed Income Index portfolio management at Mellon. She has been employed by Mellon or a predecessor company of Mellon since 1987, and by BNYM Investment Adviser since October 2007. Ms. Shu is a managing director and senior portfolio manager at Mellon. She has been employed by Mellon or a predecessor company of Mellon since 2000, and by BNYM Investment Adviser since October 2015. Ms. Rogers and Ms. Shu manage the fund in their capacity as employees of BNYM Investment Adviser.

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